Equity	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Equity
Equity
Preferred Equity
On November 5, 2013, in connection with the acquisition of the Investment Grade Portfolio, the Operating Partnership, entered into a purchase agreement with the Preferred Equity Investor, an affiliate of Starwood Property Trust (“Starwood”), pursuant to which Starwood provided a $250.0 million equity investment in the Operating Partnership in exchange for 24,319,066 Series A Cumulative Exchangeable Preferred Units of limited partnership interest (the “Preferred Units”) of the Operating Partnership. The Preferred Equity Investor is entitled to monthly distributions calculated as follows:

•From November 5, 2013 through October 31, 2015, a rate of LIBO plus 7.25% per annum of the Liquidation
Preference (defined below) per Preferred Unit;
•From November 1, 2015 through October 31, 2016, a rate of LIBO plus 8.25% per annum of the Liquidation
Preference per Preferred Unit;
•From November 1, 2016 through October 31, 2017, a rate of LIBO plus 9.25% per annum of the Liquidation
Preference per Preferred Unit;
•From November 1, 2017 through October 31, 2018, a rate of LIBO plus 10.25% per annum of the Liquidation
Preference per Preferred Unit.

At all times, LIBOR will be subject to a minimum floor of 0.25%.
The Preferred Units may be redeemed by the Operating Partnership, in whole or in part, at any time. The redemption price for the Preferred Units will be equal to the sum of (i) $10.28 per Preferred Unit, plus all accumulated and unpaid distributions (the “Liquidation Preference”); (ii) 1.81% of the Liquidation Preference; (iii) all accumulated and unpaid distributions through the date of redemption, plus interest thereon. No redemptions had been made as of December 31, 2014. The Operating Partnership may, however, redeem up to 75% of the Preferred Units after the units have been outstanding for 18 months and the remaining 25% of the outstanding Preferred Units on the 24th month. In both instances, the Operating Partnership will not be obligated for the Liquidation Preference and other early redemption fees.
Pursuant to the terms of the purchase agreement with Starwood, the Operating Partnership, in consolidation with the Company, is subject to certain covenants including, but not limited to, covenants that limit the Operating Partnership’s discretion in utilizing cash flows and require that distributions on the Preferred Units be given priority over other disbursements, including distributions on Common Units and redemptions of the Company's shares. In addition, the covenants require (1) a maximum Senior Loan-to-Value Ratio on the Company's aggregate property portfolio of 54% during the 12 month period following the date the Preferred Units were issued and 50% thereafter; and (2) a minimum Debt Yield of at least 13.5%. After the 24th month, the Preferred Equity Investor may cause the Operating Partnership to begin redeeming the investment if certain covenants are not met, as defined in the underlying agreements. Should an event of default occur, or the investment remains outstanding on the 60th month, the Preferred Equity Investor will have the right to appoint a majority to the board of directors. In addition, the Preferred Equity Investor will have the right to convert any amount of the limited partnership units to preferred stock of the Company. The Company caused certain amended documents to be placed into escrow that could become effective upon an event of default or the investment remains outstanding on the 60th month, at the Preferred Equity Investor's discretion. The Company was in compliance with all of the covenants as of December 31, 2014.
Common Equity
The Company issued 19,200,570 shares of the Company’s common stock for gross proceeds of approximately $191.5 million in the Initial Public Offering, including 585,533 shares, or $5.6 million, issued pursuant to the DRP. In connection with the Follow-On Offering, the Company issued 107,144,337 total shares of the Company’s common stock for gross proceeds of approximately $1.1 billion, including 1,774,208 shares, or $17.3 million, issued pursuant to the DRP. As of December 31, 2014, the Company had issued 3,526,030 shares of the Company's common stock for gross proceeds of approximately $34.7 million in the DRP Offering. As of December 31, 2014, the Company had received aggregate gross offering proceeds of approximately $1.3 billion from the sale of shares in the Private Offering, the Public Offerings, and the DRP Offering, as discussed in Note 1, Organization. There were 129,763,016 shares outstanding at December 31, 2014, including shares issued pursuant to the DRP, less shares redeemed pursuant to the share redemption plan discussed below.
Distribution Reinvestment Plan (DRP)
The Company has adopted the DRP, which allows stockholders to have dividends and other distributions otherwise distributable to them invested in additional shares of common stock. No sales commissions or dealer manager fee will be paid on shares sold through the DRP. The Company may amend or terminate the DRP for any reason at any time upon 10 days' prior written notice to stockholders.
The Company registered 7,500,000 shares of common stock pursuant to the DRP for the Initial Public Offering at a price of $9.50 per share, which was increased to $9.77 per share with change in offering price and the amended and restated DRP on February 15, 2013. In connection with the Follow-On Offering, the Company registered approximately 10.2 million shares pursuant to the DRP at a price equal to 95% of the share price of the Follow-On Offering of $10.28 per share, which was approximately $9.77 per share.
On May 7, 2014, the Company filed a Registration Statement on Form S-3 with the SEC for the registration of $75.0 million in shares for sale pursuant to the DRP Offering. On December 15, 2014, the Company announced a revised offering price for shares pursuant to the DRP Offering of $10.40 per share, effective December 27, 2014. The DRP Offering may be terminated at any time upon 10 days' prior written notice to stockholders.
As of December 31, 2014 and 2013, $57.7 million and $12.7 million in shares, respectively, had been issued under the DRP, of which $1.2 million and $0.2 million in redemptions payable subsequent to year end, respectively, were reclassified from redeemable common stock to accounts payable and accrued liabilities in the consolidated balance sheets.
Share Redemption Program
The Company has adopted a share redemption program ("SRP") that enables stockholders to sell their stock to the Company in limited circumstances. As long as the common stock is not listed on a national securities exchange or over-the-counter market, stockholders who have held their stock for at least one year may, under certain circumstances, be able to have all or any portion of their shares of stock redeemed by the Company. The Company may redeem, on a quarterly basis, the shares of stock presented for redemption for cash to the extent that there are sufficient funds available to fund such redemptions. In no event shall the Company redeem more than 5.0% of the weighted average shares outstanding during the prior calendar year, and the cash available for redemption will be limited to the proceeds from the sale of shares pursuant to the DRP. Effective March 17, 2013, the redemption price per share shall be as shown below, which is based upon the number of years the stock is held:

Period of Time Held	Redemption Price
At least one year	Lower of $9.25 or the price paid by the stockholder
At least two years	Lower of $9.50 or the price paid by the stockholder
At least three years	Lower of $9.75 or the price paid by the stockholder
At least four years	Lower of $10.28 or the price paid by the stockholder

As the use of the proceeds from the DRP for redemptions is outside the Company’s control, the net proceeds from the DRP are considered to be temporary equity and are presented as common stock subject to redemption on the accompanying consolidated balance sheets. The cumulative proceeds from the DRP, net of any redemptions, will be computed at each reporting date and will be classified as temporary equity on the Company’s consolidated balance sheets. As noted above, the redemption is limited to proceeds from new permanent equity from the sale of shares pursuant to the DRP.
Redemption requests will be honored on the last business day of the month following the end of each quarter. Requests for redemption must be received on or prior to the end of the quarter in order for the Company to repurchase the shares as of the end of the following month. As of December 31, 2014 and 2013, $57.7 million and $12.7 million in shares of common stock, respectively, were eligible for redemption, of which $1.2 million and $0.2 million, respectively, were reclassified from redeemable common stock to accounts payable and accrued liabilities in the consolidated balance sheets for share redemption requests received prior to the end of the quarter as of December 31, 2014 and 2013. Since inception through December 31, 2014, the Company had redeemed 355,899 shares of common stock for approximately $3.5 million at a weighted average price per share of $9.85 pursuant to the SRP. As of December 31, 2014, there were 125,756 shares totaling $1.2 million subject to redemption requests. On January 31, 2015, the Company satisfied all of the eligible redemption requests at a weighted average price per share of $9.86. The Company’s board of directors may choose to amend, suspend or terminate the SRP upon 30 days' written notice at any time.
Noncontrolling Interests
Noncontrolling interests represent limited partnership interests in the Operating Partnership in which the Company is the general partner. General Partnership units and limited partnership units of the Operating Partnership were issued as part of the initial capitalization of the Operating Partnership, and limited partnership units were issued in conjunction with management's contribution of certain assets, as discussed in Note 1, Organization. As of December 31, 2014, noncontrolling interests were approximately 3% of total shares outstanding and approximately 4% of weighted average shares outstanding (both measures assuming limited partnership units were converted to common stock). The Company has evaluated the terms of the limited partnership interests in the Operating Partnership and as a result, has classified limited partnership interests issued in the initial capitalization and in conjunction with the contributed assets as noncontrolling interests, which are presented as a component of permanent equity, except as discussed below.
The Company evaluates individual noncontrolling interests for the ability to recognize the noncontrolling interest as permanent equity on the consolidated balance sheets at the time such interests are issued and on a continual basis. Any noncontrolling interest that fails to qualify as permanent equity has been reclassified as temporary equity and adjusted to the greater of (a) the carrying amount, or (b) its redemption value as of the end of the period in which the determination is made.
The Operating Partnership issued 4.8 million limited partnership units to affiliated parties and unaffiliated third parties in exchange for certain properties and 0.2 million limited partnership units to unaffiliated third parties unrelated to property contributions. To the extent the contributors should elect to redeem all or a portion of their Operating Partnership units, pursuant to the terms of the respective contribution agreement, such redemption shall be at a per unit value equivalent to the price at which the contributor acquired its limited partnership units in the respective transaction.
Operating partnership units issued pursuant to the Will Partners REIT, LLC (Will Partners) contribution are not included in permanent equity on the consolidated balance sheets. The partners holding these units can cause the general partner to redeem the units for the cash value, as defined in the operating partnership agreement. As the general partner does not control these redemptions, these units are presented on the consolidated balance sheets as noncontrolling interest subject to redemption at their redeemable value. The net income (loss) and distributions attributed to these limited partners is allocated proportionately between common stockholders and other noncontrolling interests that are not considered redeemable.
The limited partners of the Operating Partnership will have the right to cause the general partner of the Operating Partnership, the Company, to redeem their limited partnership units for cash equal to the value of an equivalent number of shares, or, at the Company’s option, purchase their limited partnership units by issuing one share of the Company’s common stock for the original redemption value of each limited partnership unit redeemed. These rights may not be exercised under certain circumstances which could cause the Company to lose its REIT election. There were no redemption requests during the years ended December 31, 2014 and 2013.
Noncontrolling interests include Weeks Robinson's interest in the joint venture, the real estate developer engaged to develop and construct the Restoration Hardware property. See Note 3, Real Estate. The interest in the joint venture is deemed to be a variable interest in a VIE and based on an evaluation of the variable interest against the criteria for consolidation, the Company determined that it is the primary beneficiary of the investment. As such, the interest in the VIE is recorded using the consolidation method of accounting in the accompanying consolidated financial statements. Under the consolidation method, the company includes the assets, liabilities, noncontrolling interests, and results of activities of the VIE in its consolidated financial statements as shown in Note 4, Investments.

The following summarizes the activity for noncontrolling interests for the years ended December 31, 2014, 2013 and 2012:

	Year Ended December 31,
	2014	2013	2012
Beginning balance	$19,736	$17,512	$21,787
Repurchase of noncontrolling interests	—	—	(103)
Contribution/issuance of noncontrolling interests	1,504	8,095	—
Distributions to noncontrolling interests	(3,050)	(2,730)	(2,334)
Allocated distributions to noncontrolling interests subject to redemption	(14)	(49)	(99)
Net loss	(698)	(3,092)	(1,739)
Ending balance	$17,478	$19,736	$17,512